AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT AND CONSENT
THIS AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT AND CONSENT (this “Amendment”), dated as of January 28, 2016 is entered into by and among BMC STOCK HOLDINGS, INC., a Delaware corporation (“Parent”), the Subsidiaries identified on the signature pages hereof as “Borrowers” (such Subsidiaries are referred to hereinafter each individually as a “Borrower” and individually and collectively, jointly and severally, as “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, each individually, a “Lender”, and collectively, the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (“WFCF”), as agent for Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”), and in light of the following:
W I T N E S S E T H
WHEREAS, Parent, Borrowers, certain subsidiaries of Parent, as Guarantors (as defined therein), Lenders, Agent, WFCF and GOLDMAN SACHS BANK USA (“Goldman”), as joint lead arrangers, and WFCF and Goldman, as joint book runners, are parties to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of December 1, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Parent and Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement; and
WHEREAS, upon the terms and conditions set forth herein, Agent and Lenders are willing to make certain amendments to the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.
2.Amendments to Credit Agreement. Subject to the satisfaction (or waiver in writing by Agent) of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:
(a)The definition of “Insignificant Subsidiaries” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:
““Insignificant Subsidiaries” means, as of any date of determination, each Subsidiary of Parent, if any, which have (i) aggregate gross revenues constituting less than or equal to 5.0% of the consolidated gross revenues of Parent and its Subsidiaries measured for the twelve (12) month period ended immediately prior to such date for which financial statements have been delivered to Agent pursuant to Section 7.01(a), (b), or (c), and (ii) assets constituting less than or equal to 5.0% of the consolidated tangible assets of Parent and its Subsidiaries; provided, that a Subsidiary of Parent will not be considered to be an Insignificant Subsidiary if (x) it is a Loan Party, (y) it, directly or indirectly, guarantees or otherwise provides credit support for any Indebtedness of any Loan Party, and/or (z) it constitutes a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as such regulation is in effect on the Effective Date; provided further, that the following Subsidiaries of Parent are Insignificant Subsidiaries as of the Effective Date: (1) Michael Nicholas Carpentry, LLC, an Illinois limited liability company, (2) SBS Hourglass, LLC, a Delaware limited liability company, and (3) Stock Building Supply of Florida, LLC, a Florida limited liability company.”
(b)The definition of “L/C Cash Collateral Account” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:
““L/C Cash Collateral Account” means that certain deposit account held at Wells Fargo (or such other interest-bearing deposit accounts held at Wells Fargo or its Affiliates satisfactory to the Agent) in the name of BMC West Corporation, in which cash shall from time to time be deposited pursuant to the Loan Documents as additional collateral for the L/C Obligations, on which the Agent shall have a first priority Lien on behalf of the Lenders and the other Secured Parties, and over which the Agent shall have dominion and control.”
(c)The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating subsection (c) in its entirety as follows:
“(c)    either (i) (A) Administrative Borrower shall have delivered to the Agent written confirmation, supported by reasonably detailed calculations, that on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to such proposed Acquisition, are factually supportable, and are expected to have a continuing impact, in each case, determined as if the combination had been accomplished at the beginning of the relevant period (such eliminations and inclusions to be either (x) determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the SEC, or (y) mutually and reasonably agreed upon by Administrative Borrower and Agent) created by adding the historical combined financial statements of Parent (including the combined financial statements of any other Person or assets that were the subject of a prior Permitted Acquisition during the relevant period) to the historical consolidated financial statements of the Person to be acquired (or the historical financial statements related to the assets to be acquired) pursuant to the proposed Acquisition), Parent and its Subsidiaries would have had a Fixed Charge Coverage Ratio of at least 1.00:1.00 for the four (4) fiscal quarter period ended immediately prior to the proposed date of consummation of such proposed Acquisition for which financial statements have been or are required to have been delivered pursuant to Section 7.01(a) or (b), and (B) after giving effect to the consummation of the proposed Acquisition, Borrowers would have Availability of at least the greater of (1) $67,500,000, and (2) 15.0% of the Line Cap then in effect; or (ii) after giving effect to the consummation of the proposed Acquisition, Borrowers would have Availability of at least the greater of (1) $90,000,000, and (2) 20.0% of the Line Cap then in effect;”
(d)Section 3.01(a) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“(a)    Subject to the terms and conditions of this Agreement, upon the request of Parent or any Borrower made in accordance herewith, and prior to the Revolving Loan Maturity Date, Issuing Lender agrees to Issue, or to cause an Underlying Issuer (including, as Issuing Lender’s agent) to Issue, a requested Letter of Credit for the account of Parent or Borrowers, as applicable.

If Issuing Lender, at its option, elects to cause an Underlying Issuer to Issue a requested Letter of Credit, then Issuing Lender agrees that it will enter into arrangements relative to the reimbursement of such Underlying Issuer (which may include, among other means, by becoming an applicant with respect to such Letter of Credit or entering into undertakings or other arrangements that provide for reimbursement of such Underlying Issuer with respect to such drawings under Letter of Credit; each such obligation or undertaking, irrespective of whether in writing, a “Reimbursement Undertaking”) with respect to Letters of Credit Issued by such Underlying Issuer for the account of Parent or Borrowers, as applicable. By submitting a request to Issuing Lender for the Issuance of a Letter of Credit, Parent or Borrowers, as applicable, shall be deemed to have requested that (i) Issuing Lender Issue, or (ii) an Underlying Issuer Issue the requested Letter of Credit (and, in such case, to have requested Issuing Lender to Issue a Reimbursement Undertaking with respect to such requested Letter of Credit). Parent acknowledges and agrees that Parent is and shall be deemed to be an applicant (within the meaning of Section 5102(a)(2) of the UCC) with respect to each Underlying Letter of Credit which it requests. Borrowers acknowledge and agree that Borrowers are and shall be deemed to be applicants (within the meaning of Section 5102(a)(2) of the UCC) with respect to each Underlying Letter of Credit which they request. Each request for the Issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be irrevocable and shall be made in writing by a Responsible Officer of Administrative Borrower and delivered to Issuing Lender via telefacsimile or other electronic method of transmission reasonably acceptable to Issuing Lender and reasonably in advance of the requested date of Issuance, amendment, renewal, or extension. Each such request shall be in form and substance reasonably satisfactory to Issuing Lender and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of Issuance, amendment, renewal, or extension of such Letter of Credit, (C) the proposed expiration date of such Letter of Credit, (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as Agent, Issuing Lender or Underlying Issuer may request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that Issuing Lender or Underlying Issuer generally requests for Letters of Credit in similar circumstances. Issuing Lender’s or Underlying Issuer’s records of the content of any such request will be conclusive. Anything contained herein to the contrary notwithstanding, Issuing Lender may, but shall not be obligated to, Issue or cause the Issuance of a Letter of Credit or to Issue a Reimbursement Undertaking in respect of an Underlying Letter of Credit, in either case, that supports the obligations of Parent or its Subsidiaries (1) in respect of (A) a lease of real property, or (B) an employment contract, or (2) at any time that one or more of the Lenders is a Defaulting Lender.”
(e)Section 3.01(d) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“(d)    Any Issuing Lender (other than WFCF or any of its Affiliates) shall notify Agent in writing no later than the Business Day immediately following the Business Day on which such Issuing Lender issued any Letter of Credit; provided, that (y) until Agent advises any such Issuing Lender that the provisions of Section 5.02 are not satisfied, or (z) unless the aggregate amount of the Letters of Credit issued in any such week exceeds such amount as shall be agreed by Agent and such Issuing Lender, such Issuing Lender shall be required to so notify Agent in writing only once each week of the Letters of Credit issued by such Issuing Lender during the immediately preceding week as well as the daily amounts outstanding for the prior week, such notice to be furnished on such day of the week as Agent and such Issuing Lender may agree. Each Loan Party and the Lender Group hereby acknowledge and agree that all Existing Letters of Credit shall constitute Letters of Credit under this Agreement on and after the date of this Agreement with the same effect as if such Existing Letters of Credit were Issued by Issuing Lender or an Underlying Issuer at the request of Parent or Borrowers on the date of this Agreement. Each Letter of Credit shall be in form and substance reasonably acceptable to Issuing Lender, including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Lender makes a payment under a Letter of Credit or an Underlying Issuer makes a payment under an Underlying Letter of Credit, Borrowers shall pay to Agent an amount equal to the applicable Letter of Credit Disbursement on the date such Letter of Credit Disbursement is made and, in the absence of such payment, the amount of the Letter of Credit Disbursement immediately and automatically shall be deemed to be a Revolving Loan hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 5) and, initially, shall bear interest at the rate then applicable to Revolving Loans that are Base Rate Loans. Without duplication of the immediately preceding sentence, if Issuing Lender or an Underlying Issuer makes a payment under a Guarantor L/C, Borrowers shall pay to Agent an amount equal to the applicable Letter of Credit Disbursement on the date such Letter of Credit Disbursement is made and, in the absence of such payment, the amount of the Letter of Credit Disbursement immediately and automatically shall be deemed to be a Revolving Loan hereunder and, initially, shall bear interest at the rate then applicable to Revolving Loans that are Base Rate Loans (the obligations of Borrowers pursuant to this sentence are referred to herein as “Borrowers’ Guarantor L/C Obligations”). If a Letter of Credit Disbursement is deemed to be a Revolving Loan hereunder, Borrowers’ obligation to pay the amount of such Letter of Credit Disbursement to Issuing Lender shall be automatically converted into an obligation to pay the resulting Revolving Loan. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to Issuing Lender or, to the extent that Revolving Lenders have made payments pursuant to Section 3.01(e) to reimburse Issuing Lender, then to such Revolving Lenders and Issuing Lender as their interests may appear.”
(f)Section 3.01(f) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“(f)    Parent and each Borrower hereby agrees to indemnify, defend, and hold harmless each member of the Lender Group (including Issuing Lender and its branches, Affiliates, and correspondents), each Underlying Issuer (including its branches, Affiliates, and correspondents), and each such Person’s respective directors, officers, employees, attorneys and agents (each, including Issuing Lender and Underlying Issuer, a “Letter of Credit Related Person”) (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any such Letter of Credit Related Person (other than Taxes, which shall be governed by Section 4.01) (the “Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of:
(i)    any Letter of Credit or Reimbursement Undertaking or any pre-advice of its Issuance;

(ii)    any transfer, sale, delivery, surrender or endorsement of any Drawing Document at any time(s) held by any such Letter of Credit Related Person in connection with any Letter of Credit or Reimbursement Undertaking;
(iii)    any action or proceeding arising out of, or in connection with, any Letter of Credit or Reimbursement Undertaking (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit or Reimbursement Undertaking, or for the wrongful dishonor of, or honoring a presentation under, any Letter of Credit or Reimbursement Undertaking;
(iv)    any independent undertakings issued by the beneficiary of any Letter of Credit or Reimbursement Undertaking;
(v)    any unauthorized instruction or request made to Issuing Lender or Underlying Issuer in connection with any Letter of Credit or requested Letter of Credit, Reimbursement Undertaking or requested Reimbursement Undertaking, or error in computer or electronic transmission;
(vi)    an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated;
(vii)    any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of Letter of Credit or Reimbursement Undertaking proceeds or holder of an instrument or document;
(viii)    the fraud, forgery or illegal action of parties other than the Letter of Credit Related Person;
(ix)    Issuing Lender’s or Underlying Issuer’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation; or
(x)    the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of the Letter of Credit Related Person;
in each case, including that resulting from the Letter of Credit Related Person’s own negligence; provided, that such indemnity shall not be available to any Letter of Credit Related Person claiming indemnification under clauses (i) through (x) above to the extent that such Letter of Credit Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Letter of Credit Related Person claiming indemnity. Parent and each Borrower agrees to be bound by the Underlying Issuer’s regulations and interpretations of any Letter of Credit or by Issuing Lender’s interpretations of any Reimbursement Undertaking even though this interpretation may be different from Parent’s or such Borrower’s own. Parent and Borrowers understand that the Reimbursement Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Parent or Borrowers against such Underlying Issuer. Parent and each Borrower hereby agrees to indemnify, defend, and hold harmless Issuing Lender and each other Letter of Credit Related Person from and against any and all Letter of Credit Indemnified Costs as a result of Issuing Lender’s indemnification of an Underlying Issuer; provided, that such indemnity shall not be available to any Letter of Credit Related Person claiming indemnification to the extent that such Letter of Credit Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Letter of Credit Related Person claiming indemnity. Borrowers hereby agree to pay the Letter of Credit Related Person claiming indemnity on demand from time to time all amounts owing under this Section 3.01(f). If and to the extent that the obligations of Borrowers under this Section 3.01(f) are unenforceable for any reason, Borrowers agree to make the maximum contribution to the Letter of Credit Indemnified Costs permissible under applicable law. This indemnification provision shall survive termination of this Agreement, all Letters of Credit, and all Reimbursement Undertakings.”
(g)Section 3.01(g) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“(g)    The liability of Issuing Lender, Underlying Issuer, or any other Letter of Credit Related Person under, in connection with or arising out of any Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by Parent or Borrowers that are caused directly by Issuing Lender’s or Underlying Issuer’s gross negligence or willful misconduct in (i) honoring a presentation under a Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Letter of Credit, (ii) failing to honor a presentation under a Letter of Credit that strictly complies with the terms and conditions of such Letter of Credit, or (iii) retaining Drawing Documents presented under a Letter of Credit. Issuing Lender and Underlying Issuer shall be deemed to have acted with due diligence and reasonable care if Issuing Lender’s or Underlying Issuer’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement. Parent and Borrowers’ aggregate remedies against Issuing Lender, Underlying Issuer, and any Letter of Credit Related Person for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by Borrowers to Issuing Lender in respect of the honored presentation in connection with such Letter of Credit under Section 3.01(d), plus interest at the rate then applicable to Base Rate Loans hereunder. Parent and Borrowers shall take commercially reasonable action to avoid and mitigate the amount of any damages claimed against Issuing Lender, Underlying Issuer, or any other Letter of Credit Related Person, including by enforcing its rights against the beneficiaries of the Letters of Credit. Any claim by Parent or Borrowers under or in connection with any Letter of Credit shall be reduced by an amount equal to the sum of (x) the amount (if any) saved by Borrowers as a result of the breach or alleged wrongful conduct complained of; and (y) the amount (if any) of the loss that would have been avoided had Parent or Borrowers, as applicable, taken all reasonable steps to mitigate any loss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing Issuing Lender to effect a cure.”
(h)Section 3.01(h) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“(h)    Parent and Borrowers, as applicable, are responsible for preparing or approving the final text of the Letter of Credit as issued by Issuing Lender or Underlying Issuer, irrespective of any assistance Issuing Lender or Underlying Issuer may provide such as drafting or recommending text or by Issuing Lender’s or Underlying Issuer’s use or refusal to use text submitted by Parent or Borrowers, as applicable. Parent is solely responsible for the suitability of the Letter of Credit for Parent’s purposes. Parent and Borrowers are solely responsible for the suitability of the Letter of Credit for Parent’s and Borrowers’ purposes. With respect to any Letter of Credit containing an

“automatic amendment” to extend the expiration date of such Letter of Credit, Issuing Lender or Underlying Issuer, as applicable, in its sole and absolute discretion, may give notice of nonrenewal of such Letter of Credit and, if Parent or Borrowers, as applicable, do not at any time want such Letter of Credit to be renewed, Administrative Borrower will so notify Agent and Issuing Lender at least 15 calendar days before Issuing Lender or Underlying Issuer, as applicable, is required to notify the beneficiary of such Letter of Credit or any advising bank of such nonrenewal pursuant to the terms of such Letter of Credit.”
(i)Section 3.01(i) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“(i)    Borrowers’ reimbursement and payment obligations under this Section 3.01 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including:
(i)    any lack of validity, enforceability or legal effect of any Letter of Credit, this Agreement, or any term or provision therein or herein;
(ii)    payment against presentation of any draft, demand or claim for payment under any Drawing Document that does not comply in whole or in part with the terms of the applicable Letter of Credit or which proves to be fraudulent, forged or invalid in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee of such Person purporting to be a successor or transferee of the beneficiary of such Letter of Credit;
(iii)    Issuing Lender, Underlying Issuer, or any of their respective branches or Affiliates being the beneficiary of any Letter of Credit;
(iv)    Issuing Lender, Underlying Issuer, or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Letter of Credit even if such Drawing Document claims an amount in excess of the amount available under the Letter of Credit;
(v)    the existence of any claim, set-off, defense or other right that Parent, any of its Subsidiaries, or any other Person may have at any time against any beneficiary, any assignee of proceeds, Issuing Lender, Underlying Issuer, or any other Person;
(vi)    any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing that might, but for this Section 3.01(i), constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, any Parent’s, any Borrower’s or any of their respective Subsidiaries’ reimbursement and other payment obligations and liabilities, arising under, or in connection with, any Letter of Credit, whether against Issuing Lender, Underlying Issuer, the beneficiary or any other Person; or
(vii)    the fact that any Default or Event of Default shall have occurred and be continuing;
provided, that subject to Section 3.01(g) above, the foregoing shall not release Issuing Lender or Underlying Issuer from such liability to Parent or Borrowers as may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction against Issuing Lender or Underlying

Issuer following reimbursement or payment of the obligations and liabilities, including reimbursement and other payment obligations, of Borrowers to Issuing Lender or Underlying Issuer arising under, or in connection with, this Section 3.01 or any Letter of Credit.”
(j)Section 3.01(j) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“(j)    Without limiting any other provision of this Agreement, Issuing Lender and each other Letter of Credit Related Person (if applicable) shall not be responsible to Parent or Borrowers for, and Issuing Lender’s rights and remedies against Parent or Borrowers and the obligation of Borrowers to reimburse Issuing Lender for each drawing under each Letter of Credit shall not be impaired by:
(i)    honor of a presentation under any Letter of Credit that on its face substantially complies with the terms and conditions of such Letter of Credit, even if the Letter of Credit requires strict compliance by the beneficiary;
(ii)    honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document, or (B) under a new name of the beneficiary;
(iii)    acceptance as a draft of any written or electronic demand or request for payment under a Letter of Credit, even if nonnegotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to the Letter of Credit;
(iv)    the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document (other than Issuing Lender’s or Underlying Issuer’s determination that such Drawing Document appears on its face substantially to comply with the terms and conditions of the Letter of Credit);
(v)    acting upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that Issuing Lender or Underlying Issuer in good faith believes to have been given by a Person authorized to give such instruction or request;
(vi)    any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to the Administrative Borrower;
(vii)    any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between the beneficiary and Parent or Borrowers or any of the parties to the underlying transaction to which the Letter of Credit relates;
(viii)    assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place;

(ix)    payment to any paying or negotiating bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it;
(x)    acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where Issuing Lender or Underlying Issuer has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be;
(xi)    honor of a presentation after the expiration date of any Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by Issuing Lender or Underlying Issuer if subsequently Issuing Lender, Underlying Issuer, or any court or other finder of fact determines such presentation should have been honored;
(xii)    dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or
(xiii)    honor of a presentation that is subsequently determined by Issuing Lender or Underlying Issuer to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons.”
(k)Section 3.01(k) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“(k)     Parent and Borrowers hereby authorize and direct any Underlying Issuer to deliver to Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon Issuing Lender’s instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.”
(l)Section 3.01(l) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“(l)    Parent and Borrowers acknowledge and agree that any and all (i) fees (other than fronting fees, which are the subject of clause (ii) below), charges, costs, or commissions in effect from time to time, of Issuing Lender relating to Letters of Credit or incurred by Issuing Lender relating to Underlying Letters of Credit, upon the Issuance of any Letter of Credit, upon the payment or negotiation of any drawing under any Letter of Credit, or upon the occurrence of any other activity with respect to any Letter of Credit (including the transfer, amendment, or cancellation of any Letter of Credit), and (ii) fronting fees related to Letters of Credit and Underlying Letters of Credit, in each case shall be Lender Group Expenses for purposes of this Agreement and shall be reimbursable immediately by Borrowers to Agent for the account of Issuing Lender; it being acknowledged and agreed by Borrowers that Issuing Lender is entitled to charge Borrowers a fronting fee of 0.125% per annum times the undrawn amount of each Letter of Credit.”
(m)Section 3.01(m) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“(m)    If by reason of (i) any Change in Law, or (ii) compliance by Issuing Lender, any other member of the Lender Group, or Underlying Issuer with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the FRB as from time to time in effect (and any successor thereto):
(i)    any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit or Reimbursement Undertaking Issued or caused to be Issued hereunder or hereby, or
(ii)    there shall be imposed on Issuing Lender, any other member of the Lender Group, or Underlying Issuer any other condition regarding any Letter of Credit or Reimbursement Undertaking, and the result of the foregoing is to increase, directly or indirectly, the cost to Issuing Lender, any other member of the Lender Group, or an Underlying Issuer of Issuing, making, participating in, or maintaining any Reimbursement Undertaking or Letter of Credit or to reduce the amount receivable in respect thereof, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify the Administrative Borrower, and Borrowers shall pay within 30 days after demand therefor, such amounts as Agent may specify to be necessary to compensate Issuing Lender, any other member of the Lender Group, or an Underlying Issuer for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder; provided, that (A) Borrowers shall not be required to provide any compensation pursuant to this Section 3.01(m) for any such amounts incurred more than 180 days prior to the date on which the demand for payment of such amounts is first made to the Administrative Borrower, and (B) if an event or circumstance giving rise to such amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The determination by Agent of any amount due pursuant to this Section 3.01(m), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.”
(n)Section 3.01(n) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“(n)    Unless otherwise expressly agreed by Issuing Lender and Parent or Borrowers, as applicable, when a Letter of Credit is Issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP and the UCP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit.”
(o)Section 11.23 of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:
“Section 11.23        Stock Building Supply, LLC as Agent for Borrowers. Each Borrower hereby irrevocably appoints Stock Building Supply, LLC as the borrowing agent and attorney-in-fact for all Borrowers (“Administrative Borrower”) which appointment shall remain in full force and effect unless and until the Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes Administrative Borrower (a) to provide the Agent with all notices with respect to Revolving Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and the other Loan Documents (and any notice or instruction provided by Administrative Borrower shall be deemed to be given by Borrowers hereunder and shall bind each

Borrower), (b) to receive notices and instructions from members of the Lender Group (and any notice or instruction provided by any member of the Lender Group to Administrative Borrower in accordance with the terms hereof shall be deemed to have been given to each Borrower), and (c) to take such action as Administrative Borrower deems appropriate on its behalf to obtain Revolving Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Borrower or by any third party whosoever, arising from or incurred by reason of (i) the handling of the Loan Account and Collateral of Borrowers as herein provided, or (ii) the Lender Group’s relying on any instructions of Administrative Borrower, except that Borrowers will have no liability to the relevant Agent Related Persons or Lender Related Persons under this Section 11.23 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent Related Persons or Lender Related Persons, as the case may be.”
(p)Schedule 11.02 of the Credit Agreement is hereby amended by (i) deleting such Schedule in its entirety, and (ii) inserting the Schedule 11.02 attached hereto in lieu thereof.
(q)Exhibit A of the Credit Agreement is hereby amended by (i) deleting such Exhibit in its entirety, and (ii) inserting the Exhibit A attached hereto in lieu thereof.
(r)Exhibit B of the Credit Agreement is hereby amended by (i) deleting such Exhibit in its entirety, and (ii) inserting the Exhibit B attached hereto in lieu thereof.
(s)Exhibit C of the Credit Agreement is hereby amended by (i) deleting such Exhibit in its entirety, and (ii) inserting the Exhibit C attached hereto in lieu thereof.
(t)Exhibit D of the Credit Agreement is hereby amended by (i) deleting such Exhibit in its entirety, and (ii) inserting the Exhibit D attached hereto in lieu thereof.
(u)Exhibit E-1 of the Credit Agreement is hereby amended by (i) deleting such Exhibit in its entirety, and (ii) inserting the Exhibit E-1 attached hereto in lieu thereof.
(v)Exhibit E-2 of the Credit Agreement is hereby amended by (i) deleting such Exhibit in its entirety, and (ii) inserting the Exhibit E-2 attached hereto in lieu thereof.
(w)Exhibit G of the Credit Agreement is hereby amended by (i) deleting such Exhibit in its entirety, and (ii) inserting the Exhibit G attached hereto in lieu thereof.
(x)Exhibit H of the Credit Agreement is hereby amended by (i) deleting such Exhibit in its entirety, and (ii) inserting the Exhibit H attached hereto in lieu thereof.

(y)Exhibit J of the Credit Agreement is hereby amended by (i) deleting such Exhibit in its entirety, and (ii) inserting the Exhibit J attached hereto in lieu thereof.
(z)Exhibit K of the Credit Agreement is hereby amended by (i) deleting such Exhibit in its entirety, and (ii) inserting the Exhibit K attached hereto in lieu thereof.
3.Conditions Precedent to Amendment. The satisfaction (or waiver in writing by Agent) of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “First Amendment Effective Date”):
(a)    The First Amendment Effective Date shall occur prior to January [__], 2016.
(b)    Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
(c)    After giving effect to this Amendment, the representations and warranties contained herein, in the Credit Agreement, and in the other Loan Documents, in each case shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date, nor shall either result from the consummation of the transactions contemplated herein.
(d)    No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrowers, any Guarantor, Agent, any other member of the Lender Group, or any Bank Product Provider.
(e)    Borrowers shall pay concurrently with the closing of the transactions evidenced by this Amendment, all fees, costs, expenses and taxes then payable pursuant to the Credit Agreement and Section 6 of this Amendment.
(f)    All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.
4.Conditions Subsequent. Each of Parent and each Borrower hereby covenants and agrees that within 30 days of the First Amendment Effective Date (or such later date as agreed to by Agent in writing in its sole discretion), the Loan Parties shall deliver or cause to be delivered to Agent each of the following documents, each in form and substance satisfactory to Agent, each duly executed and delivered by the parties thereto, and each such document shall be in full force and effect:
(a)    An Additional Borrower Assumption Agreement from each of BMC Stock Services, LLC, a Delaware limited liability company, and BMC Stock Services B, LLC, a Delaware limited liability company (each a “New Borrower” and together, the “New Borrowers”);

(b)    Copies of the resolutions of the board of directors (or equivalent governing body) of each New Borrower approving and authorizing the execution, delivery and performance by such New Borrower of the Credit Agreement and its Additional Borrower Assumption Agreement, certified as of the date of such Additional Borrower Assumption Agreement (the “Accession Date”) by the Secretary or an Assistant Secretary (or other appropriate officer) of such New Borrower;
(c)    A certificate of the Secretary or Assistant Secretary (or other appropriate officer) of each New Borrower certifying the names and true signatures of the officers of such New Borrower authorized to execute and deliver and perform its Additional Borrower Assumption Agreement, the Credit Agreement and all other Loan Documents to which it is a party;
(d)    Copies of the certificate of formation and operating agreement of such New Borrower as in effect on the Accession Date, certified by the Secretary or Assistant Secretary (or other appropriate officer) of such New Borrower as of the Accession Date;
(e)    A good standing certificate, as of a recent date, for each New Borrower from the Secretary of State of the State of Delaware;
(f)    UCC, tax lien, judgment lien, litigation, bankruptcy and intellectual property searches with respect to each New Borrower, and the same shall be satisfactory to Agent;
(g)    An opinion of counsel to each New Borrower and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent;
(h)    Such amendments to the schedules to the Security Agreement as shall be required in connection with the accession of each New Borrower thereto;
(i)    UCC-1 financing statements for each jurisdiction in which such filing is necessary to perfect the security interest of the Agent on behalf of the Lenders in the Collateral of each New Borrower and in which the Agent requests that such filing be made; and
(j)    An acknowledgment to the Intercreditor Agreement executed by each New Borrower, in form and substance satisfactory to Agent.
The failure to comply with any of the covenants set forth in this Section 4 within the time frame set forth above shall constitute an immediate Event of Default.
5.Representations and Warranties. Each of Parent and each Borrower hereby represents and warrants to Agent and each other member of the Lender Group as follows:
(a)    It (i) is a corporation, limited liability company or partnership duly organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has the power and authority and all governmental licenses, authorizations, consents and approvals (A) to own its assets and carry on its business, and (B) to execute, deliver, and perform its obligations under this Amendment, (iii) is duly qualified, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, license or good standing, and (iv) is in compliance with all Requirements of Law, except, in each case referred to in clauses (ii)(A), (iii) or (iv), to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect;

(b)    The execution, delivery, and performance by it of this Amendment have been duly authorized by all necessary corporate, limited liability company or other applicable organizational action on the part of it, and do not and will not (i) contravene the terms of any of its Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Indebtedness or any material Contractual Obligation to which it is a party or any order, injunction, writ or decree of any Governmental Authority to which it or its property is subject, or (iii) violate any Requirement of Law.
(c)    This Amendment, when executed and delivered by it, constitutes the legally valid and binding obligations of it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
(d)    The execution, delivery, and performance by it of this Amendment do not and will not require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority (except for recordings or filings in connection with the Liens granted to the Agent under the Collateral Documents and any filings that may be required under Securities Laws in connection with the enforcement of such Liens).
(e)    No injunction, writ, temporary restraining order, or any order of any nature purporting to enjoin or restrain the execution, delivery, and performance of this Amendment has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, Agent, any other member of the Lender Group, or any Bank Product Provider.
(f)    No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes a Default or an Event of Default.
(g)    The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect to this Amendment, and the other Loan Documents to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
(h)    This Amendment has been entered into without force or duress, of the free will of it, and its decision to enter into this Amendment is a fully informed decision and it is aware of all legal and other ramifications of each such decision.
(i)    It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.
6.Payment of Costs and Fees. Borrowers shall pay to Agent and each Lender all Lender Group Expenses (including, without limitation, the reasonable fees and expenses of any attorneys retained by Agent or any Lender) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.
7.Release.
(a)    Effective on the date hereof, each Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lender Group would be liable if such persons or entities were found to be liable to such Borrower or such Guarantor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Borrower or such Guarantor ever had from the beginning of the world to the date hereof and from the beginning of the world to the First Amendment Effective Date, now has, or might hereafter have against any such Releasee which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment. As to each and every Claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
As to each and every Claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of California), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.
Each Borrower and each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b)    Each Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. Each Borrower and each Guarantor further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If any Borrower, any Guarantor, or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.
8.CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE PROVISION SET FORTH IN SECTION 11.16 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
9.Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 11.01 of the Credit Agreement.
10.Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
11.Effect on Loan Documents.
(a)    The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any waiver, consent or further amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement or any other Loan Document will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by Borrowers remains in the sole and absolute discretion of Agent and Lenders. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.
(b)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(c)    To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(d)    This Amendment is a Loan Document.
(e)    This Amendment shall be subject to the interpretive provisions of Section 1.02 of the Credit Agreement.
12.Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
13.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
14.Reaffirmation of Obligations. Each of Parent and each Borrower hereby (a) acknowledges and reaffirms its obligations owing to Agent, each other member of the Lender Group, and the Bank Product Providers under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each of Parent and each Borrower hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of each member of the Lender Group and each Bank Product Provider, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).
15.Ratification. Each of Parent and each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as modified hereby.

16.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

“Parent” and “Guarantor” BMC STOCK HOLDINGS, INC., a Delaware corporation By: /s/ Peter Alexander Name: Peter Alexander Title: Chief Executive Officer
“Borrowers”
BMC WEST CORPORATION, a Delaware corporation By: /s/ Peter Alexander Name: Peter Alexander Title: Chief Executive Officer	SELECTBUILD CONSTRUCTION, INC., a Delaware corporation By: /s/ Peter Alexander Name: Peter Alexander Title: Chief Executive Officer
SELECTBUILD SOUTHERN CALIFORNIA, INC., a Delaware corporation By: /s/ Peter Alexander Name: Peter Alexander Title: Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

COLEMAN FLOOR, LLC, a Delaware limited liability company By: /s/ James F. Major, Jr. Name: James F. Major, Jr. Title: Executive Vice President and Chief Financial Officer	STOCK BUILDING SUPPLY, LLC, a North Carolina limited liability company By: /s/ James F. Major, Jr. Name: James F. Major, Jr. Title: Executive Vice President and Chief Financial Officer
STOCK BUILDING SUPPLY WEST (USA), INC., a Delaware corporation By: /s/ James F. Major, Jr. Name: James F. Major, Jr. Title: Executive Vice President and Chief Financial Officer	STOCK BUILDING SUPPLY MIDWEST, LLC, a Delaware limited liability company By: /s/ James F. Major, Jr. Name: James F. Major, Jr. Title: Executive Vice President and Chief Financial Officer
STOCK BUILDING SUPPLY WEST, LLC, a Utah limited liability company By: /s/ James F. Major, Jr. Name: James F. Major, Jr. Title: Executive Vice President and Chief Financial Officer	STOCK BUILDING SUPPLY OF ARKANSAS, LLC, a Delaware limited liability company By: /s/ James F. Major, Jr. Name: James F. Major, Jr. Title: Executive Vice President and Chief Financial Officer
SBS / BISON BUILDING MATERIALS, LLC, a Delaware limited liability company By: /s/ James F. Major, Jr. Name: James F. Major, Jr. Title: Executive Vice President and Chief Financial Officer	COLEMAN FLOOR SOUTHEAST, LLC, a Delaware limited liability company By: /s/ James F. Major, Jr. Name: James F. Major, Jr. Title: Executive Vice President and Chief Financial Officer
TBSG, LLC, a Delaware limited liability company By: /s/ James F. Major, Jr. Name: James F. Major, Jr. Title: Executive Vice President and Chief Financial Officer	SBS GUILFORD, LLC, a Delaware limited liability company By: /s/ James F. Major, Jr. Name: James F. Major, Jr. Title: Executive Vice President and Chief Financial Officer
STOCK WINDOW & DOOR SOUTHEAST, LLC, a Delaware limited liability company By: /s/ James F. Major, Jr. Name: James F. Major, Jr. Title: Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

“Agent” and “Lender”
WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company By: /s/ Nicholas Ply Name: Nicholas Ply Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

“Lender”
GOLDMAN SACHS BANK USA By: /s/ Jerry Li Name: Jerry Li Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

“Lender”
BANK OF AMERICA, N.A. By: /s/ Jinea C. Turk Name: Jinea C. Turk Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

“Lender”
SUNTRUST BANK By: /s/ Bryan Van Horn Name: Bryan Van Horn Title: VP

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

“Lender”
MUFG UNION BANK, N.A. By: /s/ Todd Eggertsen Name: Todd Eggertsen Title: Director

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT]

Schedule 11.02
Payment Offices; Addresses for Notices; Lending Offices

STOCK BUILDING SUPPLY, LLC, as Administrative Borrower

Address for Notices:

Stock Building Supply, LLC
Two Lakeside Commons – Building Two
980 Hammond Drive, Suite 500
Atlanta, GA 30328
Telephone: (678) 222-1237
Facsimile: (678) 222-1316
Attention: Paul S. Street

With a copy to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166-0193
Telephone: 212-351-3969
Facsimile: 214-571-2951
Attention: Michael Rosenthal, Esq.

With a copy to:

Gibson, Dunn & Crutcher LLP
2029 Century Park East, 40th Floor
Los Angeles, CA 90067-3026
Telephone: 310-551-8744
Facsimile: 310-552-7063
Attention: Cromwell Montgomery, Esq.

WELLS FARGO CAPITAL FINANCE, LLC, as Agent

Address for Notices:

Wells Fargo Capital Finance, LLC
2450 Colorado Avenue, Suite 3000 West
Santa Monica, CA 90404
Attention: Business Finance Division Manager
Telephone: 310-453-7200
Facsimile: 310-453-7413

With a copy to:

Paul Hastings LLP
77 East 55th Street
New York, NY 10022
Telephone: 212-318-6008
Facsimile: 212-230-7008
Attention: Jennifer St. John Yount, Esq.

AGENT’S PAYMENT OFFICE

Wells Fargo Capital Finance, LLC
2450 Colorado Avenue, Suite 3000 West
Santa Monica, CA 90404
Attention: Business Finance Division Manager
Telephone: 310-453-7200
Facsimile: 310-453-7413

WELLS FARGO CAPITAL FINANCE, LLC, as Issuing Lender

Address for Notices:

Wells Fargo Capital Finance, LLC
2450 Colorado Avenue, Suite 3000 West
Santa Monica, CA 90404
Attention: Business Finance Division Manager
Telephone: 310-453-7200
Facsimile: 310-453-7413

EXHIBIT A
FORM OF NOTICE OF BORROWING
Date: ____________________

To:	Wells Fargo Capital Finance, LLC, as Agent
Ladies and Gentlemen:
The undersigned, Stock Building Supply, LLC, a North Carolina limited liability company (“Administrative Borrower”), refers to the Second Amended and Restated Senior Secured Credit Agreement, dated as of December 1, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among (i) Building Materials Holding Corporation, a Delaware corporation, and upon consummation of the Merger, BMC Stock Holdings, Inc., a Delaware corporation, as the successor entity pursuant to the Parent Assumption, as parent and as “Guarantor” (such merged entity, “Parent”), (ii) the Subsidiaries of Parent identified on the signature pages thereof as “Borrowers”, (iii) the Subsidiaries of Parent identified on the signature pages thereof as “Guarantors”, (iv) the various lenders from time to time party thereto (collectively, the “Lenders”), (v) Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”), (vi) WFCF and Goldman Sachs Bank USA (“Goldman”), as joint lead arrangers, and (vii) WFCF and Goldman, as joint book runners, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.03 of the Credit Agreement, of the Borrowing specified below:
1.    The Business Day of the proposed Borrowing is __________.
2.    The aggregate amount of the proposed Borrowing is $______.
3.    The proposed Borrowing is of Revolving Loans using the [Base Rate][LIBOR Rate].
[4.    The LIBOR Rate Loan will have an Interest Period of [1][2][3] month(s) commencing on             .]
[This notice further confirms the undersigned’s acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Credit Agreement, of the LIBOR Rate as determined pursuant to the Credit Agreement.]
The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:
(a)    the representations and warranties of the Loan Parties contained in Article VI of the Credit Agreement qualified as to materiality are true and correct, and those not so qualified are true and correct in all material respects, as though made on and as of such date, except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date, and except that this notice shall be deemed instead to refer to the last day of the most recent fiscal year and fiscal quarter for which financial statements have then been delivered in respect of the representation and warranty made in Section 6.11(a) of the Credit Agreement;
(b)    no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing;
(c)    there has occurred since December 31, 2014 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;
(d)    after giving effect to the proposed Borrowing, the Effective Amount of all Revolving Loans and L/C Obligations will not exceed the Borrowing Base in effect on such date;
(e)    after giving effect to the proposed Borrowing, the Effective Amount of all Revolving Loans and L/C Obligations will not exceed the Aggregate Commitment in effect on such date; and
(f)    the statements contained in the most recent Borrowing Base Certificate delivered by the undersigned to Agent pursuant to Section 7.02(d) of the Credit Agreement are true, correct and complete on and as of the effective date of such Borrowing Base Certificate.
[signature page follows]

STOCK BUILDING SUPPLY, LLC, a North Carolina limited liability company
By:

    Name:

    Title:

EXHIBIT B
FORM OF COMPLIANCE CERTIFICATE
Financial Statements Date:    _________________
Reference is made to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of December 1, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among (i) Building Materials Holding Corporation, a Delaware corporation, and upon consummation of the Merger, BMC Stock Holdings, Inc., a Delaware corporation, as the successor entity pursuant to the Parent Assumption, as parent and as “Guarantor” (such merged entity, “Parent”), (ii) the Subsidiaries of Parent identified on the signature pages thereof as “Borrowers”, (iii) the Subsidiaries of Parent identified on the signature pages thereof as “Guarantors”, (iv) the various lenders from time to time party thereto (collectively, the “Lenders”), (v) Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”), (vi) WFCF and Goldman Sachs Bank USA (“Goldman”), as joint lead arrangers, and (vii) WFCF and Goldman, as joint book runners. Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.
The undersigned Responsible Officer of Stock Building Supply, LLC (“Administrative Borrower”) hereby certifies as of the date hereof that he/she is the ___________ of Administrative Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to Agent on the behalf of Parent and each of its Subsidiaries, and that:
[Use the following paragraph if this Certificate is delivered in connection with the annual financial statements required by Section 7.01(a) of the Credit Agreement.]
(a)    Attached hereto are true, correct and complete copies of the audited consolidated balance sheet of Parent and its Subsidiaries as at the end of the fiscal year ended __________ and the related consolidated statements of income or operations, shareholders’ equity, retained earnings and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the report and opinion of the Independent Auditor, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit [except for any “going concern” or other qualification or exception solely as a result of the impending maturity date of any Indebtedness] and which states that such consolidated financial statements present fairly the financial position and the results of operations and cash flows of Parent and its Subsidiaries for the periods indicated in conformity with GAAP applied on a basis consistent with prior years.
or
[Use the following paragraph if this Certificate is delivered in connection with the quarterly financial statements required by Section 7.01(b) of the Credit Agreement.]
(a)    Attached hereto are true and correct copies of the unaudited consolidated balance sheet of Parent and its Subsidiaries as of the end of the fiscal quarter ended ________ and the related consolidated statements of income and cash flows for the period commencing on the first day and ending on the last day of such quarter, which are complete and accurate in all material respects and fairly present, in accordance with GAAP (subject to year-end audit adjustments and the absence of footnotes), the consolidated financial position and the results of operations and cash flows of Parent and its Subsidiaries.
or
[Use the following paragraph if this Certificate is delivered in connection with the monthly financial statements required by Section 7.01(c) of the Credit Agreement.]
(a)    Attached hereto are true and correct copies of the unaudited consolidated balance sheet of Parent and its Subsidiaries as of the end of the fiscal month ended __________ and the related consolidated statements of income and cash flows for the period commencing on the first day and ending on the last day of such month and the year-to-date period ending on the last day of such month, which are complete and accurate in all material respects and fairly present, in accordance with GAAP (subject to year-end audit adjustments, quarterly accounting adjustments and the absence of footnotes), the consolidated financial position and the results of operations and cash flows of Parent and its Subsidiaries.
(b)    The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Parent and its Subsidiaries during the accounting period covered by the attached financial statements.
(c)    Parent and its Subsidiaries, during such period, have observed, performed or satisfied all of the covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by Parent and its Subsidiaries, and the undersigned has no knowledge of any Default or Event of Default.
(d)    The representations and warranties of the Loan Parties contained in Article VI of the Credit Agreement qualified as to materiality are true and correct, and those not so qualified are true and correct in all material respects, as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they shall be true and correct as of such earlier date; and except that this notice shall be deemed instead to refer to the last day of the most recent year and fiscal month for which financial statements have then been delivered in respect of the representation and warranty made in Section 6.11(a) of the Credit Agreement).
(e)    The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.
[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as the __________ of Administrative Borrower as of __________.
STOCK BUILDING SUPPLY, LLC, a North Carolina limited liability company
By:

     Name:

     Title:

Schedule 1
to Compliance Certificate

Effective Date of Calculation:	_____________
A. Section 8.19 – Fixed Charge Coverage Ratio
•
From any date that Excess Availability is less than or equal to the greater of (i) $40,000,000, and (ii) 10.0% of the Line Cap until the date that Excess Availability has been greater than the greater of (A) $40,000,000, and (B) 10.0% of the Line Cap for a period of at least 30 consecutive days, Parent and its Subsidiaries shall have a Fixed Charge Coverage Ratio at the end of any fiscal quarter (beginning with the fiscal quarter most recently ended for which financial statements have been delivered to Agent pursuant to Section 7.01(a), (b), or (c) prior to the first time Excess Availability is less than or equal to the greater of (x) $40,000,000, and (y) 10.0% of the Line Cap) of at least 1.0:1.0 for the twelve month period then ending.
___:___
2. In compliance with Section 8.19 of the Credit Agreement?	[Yes/No]

EXHIBIT C

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (“Assignment Agreement”) is entered into as of              between                  (“Assignor”) and                  (“Assignee”). Reference is made to the Credit Agreement described in Annex I hereto (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
1.    In accordance with the terms and conditions of Section 11.06 of the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor's rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and Assignor’s portion of the Commitments, all to the extent specified on Annex I.
2.    The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Loan Documents, or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any Guarantor or the performance or observance by any Borrower or any Guarantor of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto, and (d) represents and warrants that the amount set forth as the Purchase Price on Annex I represents the amount owed by Borrowers to Assignor with respect to Assignor’s share of the Revolving Loans assigned hereunder, as reflected on Assignor’s books and records.
3.    The Assignee (a) confirms that it is eligible as an assignee under Section 11.06 of the Credit Agreement and has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance upon Agent, Assignor, or any other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (c) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; [and (e) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.]
4.    Following the execution of this Assignment Agreement by the Assignor and Assignee, the Assignor will deliver this Assignment Agreement to Agent for recording by Agent. The effective date of this Assignment (the “Settlement Date”) shall be the latest to occur of (a) the date of the execution and delivery hereof by the Assignor and the Assignee, (b) the receipt by Agent for its sole and separate account a processing fee in the amount of $3,500 (the “Processing Fee”) (unless waived by Agent), (c) the date that Agent notifies Assignor (with a copy to Administrative Borrower) that it has received an executed Assignment Agreement and, if applicable, the Processing Fee, (d) the receipt of any required consent of Agent and Administrative Borrower, and (e) the date specified in Annex I.
5.    As of the Settlement Date (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents; provided, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Article X and Section 11.07 of the Credit Agreement.
6.    Upon the Settlement Date, Assignee shall pay to Assignor the Purchase Price (as set forth in Annex I). From and after the Settlement Date, Agent shall make all payments that are due and payable to the holder of the interest assigned hereunder (including payments of principal, interest, fees and other amounts) to Assignor for amounts which have accrued up to but excluding the Settlement Date and to Assignee for amounts which have accrued from and after the Settlement Date. On the Settlement Date, Assignor shall pay to Assignee an amount equal to the portion of any interest, fee, or any other charge that was paid to Assignor prior to the Settlement Date on account of the interest assigned hereunder and that are due and payable to Assignee with respect thereto, to the extent that such interest, fee or other charge relates to the period of time from and after the Settlement Date.
7.    This Assignment Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Assignment Agreement may be executed and delivered by telefacsimile or other electronic method of transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.
8.    THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Annex I hereto to be executed by their respective officers, as of the first date written above.
[NAME OF ASSIGNOR],
as Assignor

By:
Name:
Title:

[NAME OF ASSIGNEE],
as Assignee

By:
Name:
Title:

[ACCEPTED THIS ____ DAY OF
_______________

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent

By:
Name:
Title:]

[ACCEPTED THIS ____ DAY OF
_______________

STOCK BUILDING SUPPLY, LLC,
a North Carolina limited liability company, as Administrative Borrower

By:
Name:
Title:]

ANNEX FOR ASSIGNMENT AND ACCEPTANCE

ANNEX I

1.
Borrowers: The Subsidiaries of Building Materials Holding Corporation, a Delaware corporation (“BMHC”), and upon the consummation of the Merger, BMC Stock Holdings, Inc., a Delaware corporation (“BMC Stock”), as the successor entity pursuant to the Parent Assumption (such merged entity “Parent”), identified on the signature pages of the Credit Agreement as “Borrowers” (together with each other Subsidiary that becomes a party to the Credit Agreement as a “Borrower” after the date thereof in accordance with the terms thereof)

2.	Name and Date of Credit Agreement:
Second Amended and Restated Senior Secured Credit Agreement, dated as of December 1, 2015, by and among (i) BMHC, and upon the consummation of the Merger, BMC Stock, as the successor entity pursuant to the Parent Assumption, (ii) Borrowers, (iii) the Subsidiaries of Parent identified on the signature pages thereof as “Guarantors”, (iv) the various lenders from time to time party thereto (collectively, the “Lenders”), (v) Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”), (vi) WFCF and Goldman Sachs Bank USA (“Goldman”), as joint lead arrangers, and (vii) WFCF and Goldman, as joint book runners

3.    Date of Assignment Agreement:

4.    Amounts:

a.    Assigned Amount of Commitment            $
b.    Assigned Amount of Revolving Loans                $
5.    Settlement Date:

6.    Purchase Price                                $___________

7.    Notice and Payment Instructions, etc.

Assignee:    Assignor:

EXHIBIT D

FORM OF BANK PRODUCT PROVIDER AGREEMENT

[Letterhead of Specified Bank Products Provider]
[Date]
Wells Fargo Capital Finance, LLC, as Agent
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404
Attention: Business Finance Division Manager
Fax No.: 310-453-7413

Reference is hereby made to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of December 1, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among (i) Building Materials Holding Corporation, a Delaware corporation, and upon consummation of the Merger, BMC Stock Holdings, Inc., a Delaware corporation, as the successor entity pursuant to the Parent Assumption, as parent and as “Guarantor” (such merged entity, “Parent”), (ii) the Subsidiaries of Parent identified on the signature pages thereof as “Borrowers”, (iii) the Subsidiaries of Parent identified on the signature pages thereof as “Guarantors”, (iv) the various lenders from time to time party thereto (collectively, the “Lenders”), (v) Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), (vi) WFCF and Goldman Sachs Bank USA (“Goldman”), as joint lead arrangers, and (vii) WFCF and Goldman, as joint book runners. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
Reference is also made to that certain [describe the Bank Product Agreement or Agreements] (the “Specified Bank Product Agreement [Agreements]”) dated as of __________, by and between [Lender or Affiliate of Lender] (the “Specified Bank Products Provider”) and [identify the Loan Party].
1.Appointment of Agent. The Specified Bank Products Provider hereby designates and appoints Agent, and Agent by its signature below hereby accepts such appointment, as its agent under the Credit Agreement and the other Loan Documents. The Specified Bank Products Provider hereby acknowledges that it has reviewed Sections 10.01 through 10.15 and Sections 10.17, 10.18, 11.07, and 11.18 (collectively such sections are referred to herein as the “Agency Provisions”), including, as applicable, the defined terms used therein. Specified Bank Products Provider and Agent each agree that the Agency Provisions which govern the relationship, and certain representations, acknowledgements, appointments, rights, restrictions, and agreements, between the Agent, on the one hand, and the Lenders or the Lender Group, on the other hand, shall, from and after the date of this agreement also apply to and govern, mutatis mutandis, the relationship between the Agent, on the one hand, and the Specified Bank Product Provider with respect to the Bank Products provided pursuant to the Specified Bank Product Agreement[s], on the other hand.

2.    Acknowledgement of Certain Provisions of Credit Agreement. The Specified Bank Products Provider hereby acknowledges that it has reviewed the provisions of Section 9.03, Article 10, Section 11.01, and Section 11.18 of the Credit Agreement, including, as applicable, the defined terms used therein, and agrees to be bound by the provisions thereof. Without limiting the generality of any of the foregoing referenced provisions, Specified Bank Product Provider understands and agrees that its rights and benefits under the Loan Documents consist solely of it being a beneficiary of the Liens and security interests granted to Agent and the right to share in proceeds of the Collateral to the extent set forth in the Credit Agreement.
3.    Reporting Requirements. Agent shall have no obligation to calculate the amount due and payable with respect to any Bank Products. On a monthly basis (not later than the 10th Business Day of each calendar month) or as more frequently as Agent shall request, the Specified Bank Products Provider agrees to provide Agent with a written report, in form and substance satisfactory to Agent, detailing Specified Bank Products Provider’s reasonable determination of the liabilities and obligations (and mark- to-market exposure (if any)) of Parent, Borrowers, and the other Loan Parties in respect of the Bank Products provided by Specified Bank Products Provider pursuant to the Specified Bank Products Agreement[s]. If Agent does not receive such written report within the time period provided above, Agent shall be entitled to assume that the reasonable determination of the liabilities and obligations of Parent, Borrowers, and the other Loan Parties with respect to the Bank Products provided pursuant to the Specified Bank Products Agreement[s] is zero.
4.    Bank Product Reserve Conditions. Specified Bank Products Provider further acknowledges and agrees that Agent shall have the right (to the extent permitted pursuant to the Credit Agreement), but shall have no obligation to establish, maintain, relax, or release reserves in respect of any of the Bank Product Obligations and that if reserves are established there is no obligation on the part of the Agent to determine or insure whether the amount of any such reserve is appropriate or not (including whether it is sufficient in amount). If Agent chooses to implement a reserve, Specified Bank Products Provider acknowledges and agrees that Agent shall be entitled to rely on the information in the reports described above to establish the Bank Product Reserve Amount.
5.    Bank Product Obligations. From and after the delivery to Agent of this agreement duly executed by Specified Bank Product Provider and the acknowledgement of this agreement by Agent and Stock Building Supply, LLC, a North Carolina limited liability company (“Administrative Borrower”), the obligations and liabilities of Parent, Borrowers, and the other Loan Parties to Specified Bank Product Provider in respect of Bank Products evidenced by the Specified Bank Product Agreement[s] shall constitute Bank Product Obligations (and which, in turn, shall constitute Obligations), and Specified Bank Product Provider shall constitute a Bank Product Provider until such time as Specified Bank Products Provider or its Affiliate is no longer a Lender. Specified Bank Products Provider acknowledges that other Bank Products (which may or may not be Specified Bank Products) may exist at any time.
6.    Notices. All notices and other communications provided for hereunder shall be given in the form and manner provided in Section 11.02 of the Credit Agreement, and, if to Agent, shall be mailed, sent, or delivered to Agent in accordance with Section 11.02 in the Credit Agreement, if to Borrowers, shall be mailed, sent, or delivered to Administrative Borrower in accordance with Section 11.02 in the Credit Agreement, and, if to Specified Bank Products Provider, shall be mailed, sent, or delivered to the address set forth below, or, in each case as to any party, at such other address as shall be designated by such party in a written notice to the other party.

If to Specified Bank Products Provider:	________________________
_________________________
_________________________
Attn: ____________________
Fax No. __________________

7.    Miscellaneous. This agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties hereto (including any successor agent pursuant to Section 10.9 of the Credit Agreement); provided, that Borrowers may not assign this agreement or any rights or duties hereunder without the other parties’ prior written consent and any prohibited assignment shall be absolutely void ab initio. Unless the context of this agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” This agreement may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this agreement by telefacsimile or other means of electronic transmission shall be equally effective as delivery of a manually executed counterpart.
8.    Governing Law, Etc. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 11.16 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
[signature pages to follow]

Sincerely,
[SPECIFIED BANK PRODUCTS PROVIDER]

By:
Name:
Title:

Acknowledged, accepted, and agreed
as of the date first written above:

STOCK BUILDING SUPPLY, LLC, as Administrative Borrower

By:

Name:

Title:

Acknowledged, accepted, and
agreed as of _______________

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company,
as Agent

By:

Name:

Title:

1.
EXHIBIT E-1
FORM OF ADDITIONAL BORROWER ASSUMPTION AGREEMENT
To each of the Lenders party to the Credit Agreement
referred to below, and to Wells Fargo Capital Finance, LLC, as Agent
Ladies and Gentlemen:
This Additional Borrower Assumption Agreement, dated as of __________ (this “Additional Borrower Assumption Agreement”), is made and delivered pursuant to Section 7.13 of that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of December 1, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among (i) Building Materials Holding Corporation, a Delaware corporation, and upon consummation of the Merger, BMC Stock Holdings, Inc., a Delaware corporation, as the successor entity pursuant to the Parent Assumption, as parent and “Guarantor” (such merged entity, “Parent”), (ii) the Subsidiaries of Parent identified on the signature pages thereof as “Borrowers”, (iii) the Subsidiaries of Parent identified on the signature pages thereof as “Guarantors”, (iv) the various lenders from time to time party thereto (collectively, the “Lenders”), (v) Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”), (vi) WFCF and Goldman Sachs Bank USA (“Goldman”), as joint lead arrangers, and (vii) WFCF and Goldman, as joint book runners. All capitalized terms used in this Additional Borrower Assumption Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
__________________________ (the “New Borrower”) hereby confirms, represents and warrants to Agent and the Lenders that the New Borrower is a Subsidiary of Parent effective as of _________________.
The documents required to be delivered to Agent under clauses (ii), (iii) and (iv) of Section 7.13(a) of the Credit Agreement will be furnished to Agent in accordance with the requirements of the Credit Agreement.
The parties hereto hereby confirm that with effect from the date hereof, the New Borrower shall be a party to the Credit Agreement and a party to the Security Agreement (as amended), and shall have the obligations which the New Borrower would have had if the New Borrower had been an original party to the Credit Agreement as a Borrower and the Security Agreement as a Grantor (and pursuant to Section 2(a) of the Security Agreement), the New Borrower hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations (as defined in the Security Agreement), a continuing security interest in and to all of such New Borrower’s Collateral (as defined in the Security Agreement). The New Borrower confirms its acceptance of, and consents to, all terms and provisions of the Credit Agreement (including, without limitation, Section 11.10 thereof) and the Security Agreement applicable to the Grantors and to any other Loan Documents to which the Borrowers are parties.
This Additional Borrower Assumption Agreement shall constitute a Loan Document under the Credit Agreement.
THE PROVISIONS IN THE CREDIT AGREEMENT WITH RESPECT TO GOVERNING LAW, JURISDICTION AND VENUE, SERVICE OF PROCESS, AND JURY TRIAL WAIVER ARE APPLICABLE TO THIS ADDITIONAL BORROWER ASSUMPTION AGREEMENT AS IF FULLY SET FORTH HEREIN.
[signature page follows]

IN WITNESS WHEREOF, the New Borrower has caused this Additional Borrower Assumption Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

[NEW BORROWER]
By:
    Name:
    Title:
ACCEPTED THIS ____ DAY OF
_______________

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent

By:
Name:
Title:

EXHIBIT E-2
FORM OF ADDITIONAL GUARANTOR ASSUMPTION AGREEMENT
To each of the Lenders party to the Credit Agreement
referred to below, and to Wells Fargo Capital Finance, LLC, as Agent
Ladies and Gentlemen:
This Additional Guarantor Assumption Agreement, dated as of __________ (this “Additional Guarantor Assumption Agreement”), is made and delivered pursuant to Section 7.13 of that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of December 1, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among (i) Building Materials Holding Corporation, a Delaware corporation, and upon consummation of the Merger, BMC Stock Holdings, Inc., a Delaware corporation, as the successor entity pursuant to the Parent Assumption, as parent and “Guarantor” (such merged entity, “Parent”), (ii) the Subsidiaries of Parent identified on the signature pages thereof as “Borrowers”, (iii) the Subsidiaries of Parent identified on the signature pages thereof as “Guarantors”, (iv) the various lenders from time to time party thereto (collectively, the “Lenders”), (v) Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”), (vi) WFCF and Goldman Sachs Bank USA (“Goldman”), as joint lead arrangers, and (vii) WFCF and Goldman, as joint book runners. All capitalized terms used in this Additional Guarantor Assumption Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
__________________________ (the “New Grantor”) hereby confirms, represents and warrants to Agent and the Lenders that the New Grantor is a Subsidiary of Parent effective as of _________________.
The documents required to be delivered to Agent under clauses (ii), (iii) and (iv) of Section 7.13(a) of the Credit Agreement will be furnished to Agent in accordance with the requirements of the Credit Agreement.
The parties hereto hereby confirm that with effect from the date hereof, the New Grantor shall be a party to the Credit Agreement and a party to the Security Agreement (as amended), and shall have the obligations which the New Grantor would have had if the New Grantor had been an original party to the Credit Agreement as a Guarantor and the Security Agreement as a Grantor (and pursuant to Section 2(a) of the Security Agreement), the New Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations (as defined in the Security Agreement), a continuing security interest in and to all of such New Grantor’s Collateral (as defined in the Security Agreement). The New Grantor confirms its acceptance of, and consents to, all terms and provisions of the Credit Agreement (including, without limitation, Section 11.10 thereof) and the Security Agreement applicable to the Guarantors or the Grantors, as the case may be, and to any other Loan Documents to which the Guarantors or Grantors are parties.
Without limiting the generality of the foregoing, the New Grantor hereby (a) unconditionally and irrevocably guarantees to the Guaranteed Persons (as defined in Section 11.10 of the Credit Agreement), jointly and severally with each other Guarantor, the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of all Guaranteed Obligations (as defined in Section 11.10 of the Credit Agreement) of Borrowers to any such Guaranteed Person, whether arising out of or in connection with the Credit Agreement, any other Loan Document or otherwise, including all unpaid principal of the Loans, all L/C Obligations, all interest accrued thereon, all fees due under the Credit Agreement and all other amounts payable by Borrowers to any such Guaranteed Person thereunder or in connection therewith; and (b) pledges, assigns, transfers, hypothecates, sets over and grants to Agent, for the benefit of the Secured Parties (as defined in the Security Agreement), and their respective successors, endorsers, transferees and assigns, a security interest in all of its right, title and interest in, to and under any Collateral (as defined in the Security Agreement) to secure the payment and performance of the Secured Obligations (as defined in the Security Agreement).
This Additional Guarantor Assumption Agreement shall constitute a Loan Document under the Credit Agreement.
THE PROVISIONS IN THE CREDIT AGREEMENT WITH RESPECT TO GOVERNING LAW, JURISDICTION AND VENUE, SERVICE OF PROCESS, AND JURY TRIAL WAIVER ARE APPLICABLE TO THIS ADDITIONAL GUARANTOR ASSUMPTION AGREEMENT AS IF FULLY SET FORTH HEREIN.
[signature page follows]

IN WITNESS WHEREOF, the New Grantor has caused this Additional Guarantor Assumption Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

[NEW GRANTOR]
By:
    Name:
    Title:
2.
EXHIBIT G

FORM OF UPDATE CERTIFICATE
for the Reporting Period ended __________________, 20__
TO: Wells Fargo Capital Finance, LLC, as Agent
Reference is made to the Second Amended and Restated Senior Secured Credit Agreement, dated as of December 1, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among (i) Building Materials Holding Corporation, a Delaware corporation, and upon consummation of the Merger, BMC Stock Holdings, Inc., a Delaware corporation, as the successor entity pursuant to the Parent Assumption, as parent and “Guarantor” (such merged entity, “Parent”), (ii) the Subsidiaries of Parent identified on the signature pages thereof as “Borrowers”, (iii) the Subsidiaries of Parent identified on the signature pages thereof as “Guarantors”, (iv) the various lenders from time to time party thereto (collectively, the “Lenders”), (v) Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”), (vi) WFCF and Goldman Sachs Bank USA (“Goldman”), as joint lead arrangers, and (vii) WFCF and Goldman, as joint book runners. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
This Update Certificate is provided pursuant to Section 7.02(c) of the Credit Agreement without limiting the ongoing reporting obligations of the Loan Parties under the Credit Agreement and the Security Agreement (as amended) with respect to the matters covered by this Update Certificate.
The undersigned hereby certifies to Agent and the Lenders on behalf of each Loan Party that, during the fiscal quarter ended __________, 20_ (the “Reporting Period”), there has not been (i) any change in its corporate name or in its jurisdiction of organization, (ii) any change in the location of its chief executive office or (iii) the creation or acquisition of any Subsidiary by a Loan Party, except as follows:
1.    Names.
(a)    During the Reporting Period, each Loan Party identified below changed its corporate name as follows:
(b)    During the Reporting Period, each Loan Party identified below changed its jurisdiction of organization as follows:
2.    Locations. During the Reporting Period, each Loan Party identified below changed the location of its chief executive office as follows:
3.    Subsidiaries. During the Reporting Period, each Loan Party identified below created or acquired the following direct or indirect Subsidiaries:
The undersigned hereby certifies to Agent and the Lenders on behalf of each Loan Party that, during the Reporting Period, no new (i) Deposit Account (as defined in the Security Agreement) or (ii) Securities Account (as defined in the Security Agreement) with respect to any Investment Property (as defined in the Security Agreement) has been established, except as follows:
1.    Deposit Accounts. During the Reporting Period, each Loan Party identified below established one or more Deposit Accounts as follows:
2.    Securities Accounts. During the Reporting Period, each Loan Party identified below established one or more Securities Accounts as follows:
The undersigned hereby certifies to Agent and the Lenders on behalf of each Loan Party that, during the Reporting Period, no new (i) Instruments, (ii) Chattel Paper, (iii) Letter-of-Credit Rights, (iv) Commercial Tort Claims, (v) Intellectual Property Collateral, or (vi) Negotiable Collateral (as such terms are defined in the Security Agreement) were acquired or otherwise arose, except as follows:
1.Instruments. During the Reporting Period, each Loan Party identified below acquired Instruments as follows:
2.Chattel Paper. During the Reporting Period, each Loan Party identified below acquired Chattel Paper as follows:
3.Letter-of-Credit Rights. During the Reporting Period, each Loan Party identified below acquired Letter-of-Credit Rights as follows:
4.Commercial Tort Claims. During the Reporting Period, each Loan Party identified below acquired rights in Commercial Tort Claims as follows:
5.Intellectual Property Collateral. During the Reporting Period, each Loan Party identified below acquired Intellectual Property Collateral as follows:
6.Negotiable Collateral. During the Reporting Period, each Loan Party identified below acquired Negotiable Collateral as follows:
Consistent with the provisions of revised Article 9 of the Uniform Commercial Code of the relevant jurisdiction(s), the Loan Parties hereby authorize Agent to file (with or without a Loan Party’s signature), at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, financing statement amendments, termination statements and other documents and instruments, in form reasonably satisfactory to Agent, and take all other action, as Agent may deem reasonable, to perfect and continue perfected, maintain the priority of or provide notice of any security interest of Agent in the Collateral and to accomplish the purposes of the Credit Agreement.
[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Update Certificate on behalf of itself and each other Loan Party this ____________ day of ____________________.

STOCK BUILDING SUPPLY, LLC, a North Carolina limited liability company
By:

    Name:

    Title:

3.

EXHIBIT H

FORM OF BORROWING BASE CERTIFICATE
[DATE]
WELLS FARGO CAPITAL FINANCE, LLC,
as Agent
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404
Attn: Business Finance Division Manager

Ladies and Gentlemen:
The undersigned Responsible Officer of Stock Building Supply, LLC, a North Carolina limited liability company (“Administrative Borrower”), pursuant to Section 7.02(d) of that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of December 1, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among (i) Building Materials Holding Corporation, a Delaware corporation, and upon consummation of the Merger, BMC Stock Holdings, Inc., a Delaware corporation, as the successor entity pursuant to the Parent Assumption, as parent and “Guarantor” (such merged entity, “Parent”), (ii) the Subsidiaries of Parent identified on the signature pages thereof as “Borrowers”, (iii) the Subsidiaries of Parent identified on the signature pages thereof as “Guarantors”, (iv) the various lenders from time to time party thereto (collectively, the “Lenders”), (v) Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”), (vi) WFCF and Goldman Sachs Bank USA (“Goldman”), as joint lead arrangers, and (vii) WFCF and Goldman, as joint book runners, hereby certifies, solely in such capacity, to Agent that (1) the information attached hereto as Exhibit A is true and correct as of the effective date of the calculation set forth thereon and (2) no Event of Default has occurred and is continuing on such date.
All initially capitalized terms used in this Borrowing Base Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

[signature page follows]

STOCK BUILDING SUPPLY, LLC, a North Carolina limited liability company
By:

    Name:

    Title:

EXHIBIT A

BORROWING BASE CALCULATION
(BMC STOCK HOLDINGS, INC.)
BMC Stock Holdings, Inc.
Borrowing Base Certificate
As of _______________, 20__

Borrowing Base	From Schedule A	____________________
Less: Revolving Loan Balance		____________________
Letters of Credit Outstanding		____________________
Borrowing Base Availability		____________________

Revolver Availability	Lesser of (i) Borrowing Base and (ii) $450,000,000 (Aggregate Commitment)	____________________
Less: Revolving Loan Balance		____________________
Letters of Credit Outstanding		____________________
Revolver Availability		____________________

Schedule A

BMC Stock Holdings, Inc.
Borrowing Base Certificate
As of _______________, 20__

Gross Trade Accounts Receivable (other than any Credit Card Receivables)		__________
Less: Ineligible Accounts and Applicable Reserves		__________	See Schedule A.1
Eligible Accounts		__________
Advance Rate		85%
	A.1	__________

Eligible Credit Card Receivables Cap		$10,000,000
Gross Credit Card Accounts Receivable		__________
Less: Ineligible Accounts and Applicable Reserves		__________	See Schedule A.1
Eligible Credit Card Receivables		__________
Advance Rate		90%
	A.2	__________

Accounts Receivable Availability	A	__________

Eligible Inventory Cap		60% of Aggregate Commitment
	B.1	__________

Gross Inventory		__________
Less: Ineligible Inventory and Applicable Reserves		__________	See Schedule A.3
Eligible Inventory		__________
Advance Rate		70%

Available Eligible Inventory	B.2	__________

Eligible Inventory (use the number from above)	B.3.a	__________
Net Orderly Liquidation Value from Appraisal	B.3.b
Eligible Inventory Orderly Liquidation Value (B.3.a multiplied by B.3.b)		__________
Advance Rate		85%
__________
Less: Applicable Reserves		__________
Available Eligible Inventory Orderly Liquidation Value	B.3	__________
Inventory Availability (the least of B.1, B.2 and B.3)	B	__________

FILO Availability Cap	C.1	$50,000,000

Eligible Accounts (use the number from A.1 above)		__________
Advance Rate		5%
	C.2	__________
Eligible Inventory (use the number from above)		__________
Advance Rate		5%
	C.3	__________
Eligible Inventory Orderly Liquidation Value (use the number from above)		__________
Advance Rate		5%
	C.4	__________

FILO Availability (the lesser of (1) C.1, and (2) the sum of (x) C.2, and (y) the lesser of (i) C.3 and C.4)	C	__________

Total Reserves (including the FILO Reserve, if applicable)	D	__________

Borrowing Base	A+B+C-D=E	_

EXHIBIT J

FORM OF ANNUAL FINANCIAL FORECAST AND RECONCILIATION
Date: ____________________

To:	Wells Fargo Capital Finance, LLC, as Agent
Ladies and Gentlemen:
Reference is made to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of December 1, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among (i) Building Materials Holding Corporation, a Delaware corporation, and upon consummation of the Merger, BMC Stock Holdings, Inc., a Delaware corporation , as the successor entity pursuant to the Parent Assumption, as parent and “Guarantor” (such merged entity, “Parent”), (ii) the Subsidiaries of Parent identified on the signature pages thereof as “Borrowers”, (iii) the Subsidiaries of Parent identified on the signature pages thereof as “Guarantors”, (iv) the various lenders from time to time party thereto (collectively, the “Lenders”), (v) Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”), (vi) WFCF and Goldman Sachs Bank USA (“Goldman”), as joint lead arrangers, and (vii) WFCF and Goldman, as joint book runners. Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.
The undersigned Responsible Officer of Stock Building Supply, LLC, a North Carolina limited liability company (“Administrative Borrower”) hereby certifies as of the date hereof that (i) he/she is the ___________ of Administrative Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to Agent on the behalf of Parent and its Subsidiaries, and (ii) the attached consolidated financial forecast and reconciliation for Parent and its Subsidiaries is delivered pursuant to Section 7.01(d) of the Credit Agreement and represents Administrative Borrower’s reasonable good faith estimates and assumptions as to future performance, which Administrative Borrower believes to be fair and reasonable as of __________ in light of then current and reasonably foreseeable business conditions (it being understood that forecasts and projections by their nature involve approximations and uncertainties).
[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as the __________ of Administrative Borrower as of __________.
STOCK BUILDING SUPPLY, LLC, a North Carolina limited liability company
By:

    Name:

    Title:

EXHIBIT K
FORM OF NOTICE OF REVOLVING LOAN CONVERSION/CONTINUATION
Reference is made to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of December 1, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among (i) Building Materials Holding Corporation, a Delaware corporation, and upon consummation of the Merger, BMC Stock Holdings, Inc., a Delaware corporation, as the successor entity pursuant to the Parent Assumption, as parent and “Guarantor” (such merged entity, “Parent”), (ii) the Subsidiaries of Parent identified on the signature pages thereof as “Borrowers”, (iii) the Subsidiaries of Parent identified on the signature pages thereof as “Guarantors”, (iv) the various lenders from time to time party thereto (collectively, the “Lenders”), (v) Wells Fargo Capital Finance, LLC, a Delaware limited liability company (“WFCF”), as agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”), (vi) WFCF and Goldman Sachs Bank USA (“Goldman”), as joint lead arrangers, and (vii) WFCF and Goldman, as joint book runners. Unless otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.
The undersigned Responsible Officer of Stock Building Supply, LLC, a North Carolina limited liability company (“Administrative Borrower”) hereby certifies that, with respect to the existing outstanding [Base Rate/LIBOR Rate] Revolving Loan under the Revolving Loan Commitment in the original principal amount of $__________:
(a)that such Revolving Loan be converted or continued as follows:
(i)    $__________ of such amount shall be converted to a Base Rate Loan, effective __________, ____;
(ii)    $__________ of such amount shall be [converted to/continued as] a LIBOR Rate Loan with an Interest Period of [1][2][3] months, effective ____________, ____;
(iii)    $__________ of such amount shall be repaid on ____________, ____; and
(iv)    after giving effect to the foregoing, there shall not be more than eight (8) different Interest Periods in effect; and
(b)    no Event of Default has occurred or is continuing.
The foregoing instructions shall be irrevocable. This Notice of Revolving Loan Conversion/Continuation shall be a Loan Document. Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.
[signature page follows]

Dated as of this _______ day of _____________, 20__.

STOCK BUILDING SUPPLY, LLC, a North Carolina limited liability company

By:    ________________________________
Name:
Title: